Waddell & Reed Advisors Fixed Income Funds, Inc.
        Government Securities Fund
        Limited-Term Bond Fund

     Annual
     Report
     -----------------
     September 30, 2002

CONTENTS


         3     Government Securities Fund

        20     Limited-Term Bond Fund

        35     Notes to Financial Statements

        43     Independent Auditors' Report

        44     Income Tax Information

        45     Directors & Officers

        52     Annual Privacy Notice

        54     Householding Notice




This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Fixed Income Funds, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by a current prospectus and current Fund performance information.

MANAGER'S DISCUSSION

-----------------------------------------------------------------
     September 30, 2002


An interview with James C. Cusser, CFA, portfolio manager of Waddell & Reed Advisors Government Securities Fund


This report relates to the operation of Waddell & Reed Advisors Government Securities Fund for the fiscal year ended September 30, 2002. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
The Class A shares of the Fund increased 3.14 percent for the fiscal year, including the impact of sales load and, without the sales load impact, increased
7.72 percent. This compares with the Salomon Brothers Treasury/Govt. Sponsored/Mortgage Bond Index (reflecting the performance of securities that generally represent the U.S. government securities market, including mortgage-backed securities), which increased 8.78 percent for the year, and the Lipper General U.S. Government Funds Universe Average (reflecting the universe of funds with similar investment objectives), which increased 8.04 percent for the year. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.

Why did the Fund lag its benchmark index during the fiscal year?
We believe the returns primarily reflect the fact that the Fund's duration was kept below that of the index for most of the year, and the Fund's weighting in mortgage-backed securities was higher than the index or that of the Fund's peer group. We were not convinced of the durability of the massive decline in interest rates, especially in the summer months, or during the final quarter of the Fund's fiscal year. We believe that the Treasury market over-shot its fundamental value. Instead of chasing the declining Treasury yields, we increased our exposure to mortgage-backed securities, which trailed the overall market performance.

What other market conditions or events influenced the Fund's performance during the fiscal year?
What other market conditions didn't occur? This past fiscal year brought the most tumultuous market we have witnessed in over two decades. Over the course of the fiscal year, the market seems to have reassessed its most fundamental assumptions about economics and the financial system. Traditionally, the markets of the developed world had assumed that all participants were economically driven: that is, both individual "players" and nations sought an efficient cost/wealth equilibrium. In short, wealth was thought to be mercenary. After the terrorist attacks in September 2001, and with the somewhat successful efforts of the anti-globalization movement (abetted by corporate accounting scandals in the U.S.), the markets appeared to become less efficient. And this means more risk and less reward, for the time being. Other, more typical concerns seem trivial in comparison. These other concerns include the worry of a double-dip recession, with inflation perhaps being the preferred outcome to a Japanese-style dis-inflation and stagnation. We believe that this sort of worry is generally "good" for bonds, and, as such, interest rates have fallen, which has helped our 20 percent weighting in U.S. Treasury securities. Approximately 50 percent of the portfolio is invested in mortgage-backed securities (about 25 percent in collateralized mortgage obligations, which have some protection against the adverse effects of interest rate volatility; about 25 percent in mortgage pass-throughs, which have little protection against prepayments). The remaining 30 percent is in U.S. agency debentures and cash.

What strategies and techniques did you employ that specifically affected the

Fund's performance?
During this tumultuous period, we sought to find longer-term value in mortgage-backed securities. In periods of high volatility, which we saw after the terrorist attacks in September 2001, and then again in the late summer of 2002, we purchased what we felt were well-structured and attractively valued collateralized mortgage obligations. In parts of the last year, mortgage obligations became historically cheap relative to U.S. agency debentures and U.S. Treasury securities. This somewhat inhibited the Fund's total return in this past quarter year, as Treasury rates declined to historic lows, but we are hopeful that over the longer term these investments will generate more positive returns.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
As mentioned above, we recently increased our exposure to certain mortgage-backed securities. Going forward, we believe that these will prove to be part of a sound strategy. We don't anticipate any major changes in philosophy or in holdings in the short term, as we anticipate a volatile interest rate environment for the foreseeable future.


Sincerely,

James C. Cusser, CFA
Manager
Waddell & Reed Advisors
Government Securities Fund

Comparison of Change in Value of $10,000 Investment


===== Waddell & Reed Advisors Government Securities Fund, Class A Shares(1) - $17,650
+++++ Salomon Brothers Treasury/Government Sponsored/Mortgage Bond Index -
$19,547
----- Lipper General U.S. Government Funds Universe Average - $17,890

                      Waddell & Reed
                           Advisors
                         GovernmentSalomon Brothers        Lipper
                         Securities      Treasury/   General U.S.
                              Fund,Government Spon-   Govt. Funds
                              Class sored/Mortgage       Universe
                           A Shares     Bond Index        Average
                         --------------------------  ------------
     03-31-93 Purchase      $ 9,575        $10,000        $10,000
     03-31-94                 9,725         10,240         10,181
     03-31-95                10,162         10,745         10,523
     03-31-96                11,228         11,877         11,538
     03-31-97                11,649         12,459         11,931
     03-31-98                13,029         13,920         13,357
     03-31-99                13,737         14,835         14,059
     03-31-00                13,987         15,178         14,183
     09-30-00                14,542         15,930         14,775
     09-30-01                16,386         17,970         16,559
     09-30-02                17,650         19,547         17,890

 (1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
                    Class A    Class B   Class C   Class Y
               ----------------------------------------------
1-year period
   ended 9-30-02    3.14%      2.79%     6.86%     8.03%
5-year period
   ended 9-30-02    6.34%      ---       ---       7.60%
10-year period
   ended 9-30-02    6.28%      ---       ---       ---
Since inception of
   Class(3) through
   9-30-02          ---        7.12%     8.12%     7.40%

 (2)Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 4.25%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares held for twelve months or less.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
 (3)10-4-99 for Class B shares, 10-8-99 for Class C shares and 9-27-95 for Class Y shares (the date on which shares were first acquired by shareholders).

  Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF GOVERNMENT SECURITIES FUND

-------------------------------------------------------------
Government Securities Fund

GOAL
To seek as high a current income as is consistent with safety of principal. (Fund shares are not guaranteed by the U.S. Government or any government agency.)

Strategy
Invests exclusively in debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund invests in a diversified portfolio of U.S. Government securities, including treasury issues and mortgage-backed securities. The Fund has no limitations on the range of maturities of the debt securities in which it may invest.

Founded
1982

Scheduled Dividend Frequency
Declared daily, paid monthly

Performance Summary - Class A Shares
           Per Share Data
For the Fiscal Year Ended September 30, 2002
--------------------------------------------
Dividends paid                   $0.25
                                 =====
Net asset value on
   9-30-02                       $5.80
   9-30-01                        5.63
                                ------
Change per share                 $0.17
                                ======

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF GOVERNMENT SECURITIES FUND

-------------------------------------------------------------
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------    ------------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 9-30-02     3.14%        7.72%           2.79%         6.79%
 5-year period
  ended 9-30-02     6.34%        7.27%            ---           ---
10-year period/
  ended 9-30-02     6.28%        6.75%            ---           ---
Since inception
  of Class (F)       ---          ---            7.12%         7.99%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 4.25% sales load on the initial purchase in the periods.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods.
(F)10-4-99 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return (A)
Period            Class C(B)  Class Y(C)
------            ----------  ----------
 1-year period
  ended 9-30-02     6.86%        8.03%
 5-year period
  ended 9-30-02      ---         7.60%
10-year period
  ended 9-30-02      ---          ---
Since inception
  of Class (D)      8.12%        7.40%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.)
(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D)10-8-99 for Class C shares and 9-27-95 for Class Y shares (the date on which shares were first acquired by shareholders).

SHAREHOLDER SUMMARY OF GOVERNMENT SECURITIES FUND

-------------------------------------------------------------
Portfolio Highlights

On September 30, 2002, Waddell & Reed Advisors Government Securities Fund had net assets totaling $359,200,811 invested in a diversified portfolio.

As a shareholder of Waddell & Reed Advisors Government Securities Fund, for every $100 you had invested on September 30, 2002, your Fund owned:

 $48.40  Mortgage-Backed Obligations
  25.35  Treasury Obligations
  20.92  Agency Obligations
   5.33  Cash and Cash Equivalents

THE INVESTMENTS OF GOVERNMENT SECURITIES FUND

     September 30, 2002                    Principal
                                           Amount in
                                           Thousands        Value
UNITED STATES GOVERNMENT SECURITIES
Agency Obligations - 20.92%
 Federal Home Loan Bank,
   4.375%, 8-15-07 .......................   $ 2,500 $  2,536,785
 Federal Home Loan Mortgage Corporation:
   4.625%, 4-11-05 .......................     3,000    3,038,448
   5.25%, 1-15-06 ........................     4,500    4,869,941
   5.95%, 1-19-06 ........................     3,000    3,317,934
 Federal National Mortgage Association:
   4.0%, 12-10-04 ........................     2,275    2,309,318
   3.58%, 5-26-05 ........................     1,250    1,252,827
   3.75%, 7-29-05 ........................     4,750    4,856,257
   5.5%, 2-15-06 .........................    10,000   10,898,380
   5.25%, 8-14-06.........................     3,750    3,849,154
   4.5%, 10-17-06 ........................     9,000    9,189,009
   6.25%, 7-19-11 ........................     4,500    4,733,743
   6.0%, 12-21-11 ........................     9,550   10,012,631
 Tennessee Valley Authority:
   4.875%, 12-15-16 ......................     5,000    5,359,600
   5.88%, 4-1-36 .........................     7,750    8,931,410
                                                     ------------
Total Agency Obligations                               75,155,437
                                                     ------------

Mortgage-Backed Obligations - 48.40%
 Federal Agricultural Mortgage Corporation,
   Guaranteed Agricultural Mortgage-Backed
   Securities,
   7.066%, 1-25-12 .......................     5,577    6,314,083
 Federal Home Loan Mortgage Corporation,
   Agency REMIC/CMO:
   6.5%, 9-25-18 .........................     2,500    2,563,779
   6.25%, 1-15-21 ........................     3,500    3,564,053
   6.5%, 1-15-27 .........................     4,000    4,154,412
   6.5%, 7-15-28 .........................     3,044    3,114,840
   7.5%, 3-15-29 .........................     1,498    1,505,807
   7.5%, 9-15-29 .........................     3,754    4,159,748
   6.5%, 11-15-29 ........................     2,000    2,102,970
 Federal Home Loan Mortgage Corporation, Fixed Rate
   Participation Certificates:
   11.0%, 1-1-03 .........................         3        2,836
   7.5%, 9-1-07 ..........................        26       26,794
   5.5%, 9-1-08 ..........................     5,586    5,766,879
   8.0%, 2-1-23 ..........................       496      535,942
   6.5%, 11-1-24 .........................     1,172    1,224,477
   7.0%, 12-1-25 .........................     3,163    3,314,555
   7.0%, 5-1-31 ..........................       489      510,125
   6.0%, 2-1-32 ..........................     3,469    3,572,379
   6.5%, 6-1-32 ..........................     3,447    3,577,465

See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF GOVERNMENT SECURITIES FUND

     September 30, 2002
                                           Principal
                                           Amount in
                                           Thousands        Value

UNITED STATES GOVERNMENT SECURITIES (Continued)
Mortgage-Backed Obligations (Continued)
 Federal Home Loan Mortgage Corporation,
   Non-Agency REMIC/CMO:
   6.0%, 3-15-09 .........................   $ 6,562 $  6,826,759
   5.5%, 3-15-14 .........................     5,000    5,296,237
   5.0%, 4-25-15 .........................     6,500    6,720,997
   6.5%, 11-15-29 ........................     2,750    2,911,445
   6.5%, 6-15-30 .........................     5,000    5,258,335
 Federal National Mortgage Association,
   Agency REMIC/CMO:
   6.0%, 3-25-14 .........................     2,000    2,133,322
   6.5%, 8-25-21 .........................     2,167    2,242,902
   6.0%, 2-25-28 .........................     8,381    8,648,149
 Federal National Mortgage Association, Fixed Rate
   Pass-Through Certificates:
   7.135%, 6-1-07 ........................     5,399    6,171,135
   7.15%, 6-1-07 .........................     2,190    2,512,422
   6.09%, 4-1-09 .........................     3,850    4,322,498
   6.147%, 4-1-09 ........................     2,935    3,303,355
   6.0%, 1-1-17 ..........................     3,243    3,370,972
   6.0%, 2-1-17 ..........................     6,519    6,776,051
   6.5%, 3-1-17 ..........................     6,217    6,514,249
   5.5%, 7-1-17 ..........................     3,916    4,036,896
   7.0%, 12-1-23 .........................     3,000    3,154,282
   7.42%, 10-1-25 ........................     5,829    7,013,306
 Government National Mortgage Association, Fixed Rate
   Pass-Through Certificates:
   8.0%, 11-15-17 ........................       561      609,459
   7.0%, 7-15-23 .........................     1,448    1,528,809
   7.0%, 8-20-27 .........................       341      357,498
   6.5%, 7-15-28 .........................     3,453    3,606,987
   9.75%, 11-15-28 .......................     2,852    3,109,054
   6.5%, 5-15-29 .........................     2,867    2,994,801
   7.75%, 10-15-31 .......................     1,921    2,195,063
 Guaranteed Development
   Company Participation Certificates,
   Series 1995-20 F, Guaranteed by the U.S.
   Small Business Administration (an
   Independent Agency of the United States),
   6.8%, 6-1-15 ..........................     2,888    3,170,172

See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF GOVERNMENT SECURITIES FUND

     September 30, 2002
                                           Principal
                                           Amount in
                                           Thousands        Value

UNITED STATES GOVERNMENT SECURITIES (Continued)
Mortgage-Backed Obligations (Continued)
 United States Department of Veterans Affairs,
   Guaranteed REMIC Pass-Through Certificates,
   Vendee Mortgage Trust:
   2000-2 Class 2-D,
   7.5%, 9-15-26 .........................   $ 3,250 $  3,590,789
   2001-1 Class 2-B,
   7.0%, 12-15-22 ........................     3,500    3,645,250
   2001-1 Class 2-E,
   7.0%, 1-15-28 .........................     4,500    4,981,567
   2001-3 Class G,
   6.5%, 4-15-27 .........................     2,500    2,751,239
   2002-1 Class 2G,
   6.5%, 10-15-25 ........................     3,500    3,849,390
   2002-3 Class G,
   6.0%, 2-15-30 .........................     4,000    4,253,920
                                                     ------------
Total Mortgage-Backed Obligations                     173,868,454
                                                     ------------

Treasury Obligations - 25.35%
 United States Treasury Bonds:
   11.25%, 2-15-15 .......................     3,800    6,435,361
   6.125%, 11-15-27 ......................    18,000   21,394,692
 United States Treasury Notes:
   6.5%, 8-15-05 .........................     3,000    3,376,758
   7.0%, 7-15-06 .........................     4,000    4,673,592
   6.5%, 10-15-06 ........................    12,000   13,890,936
   5.625%, 5-15-08 .......................    15,000   17,139,840
   6.5%, 2-15-10 .........................    20,000   24,135,940
                                                     ------------
Total Treasury Obligations                             91,047,119
                                                     ------------

TOTAL UNITED STATES GOVERNMENT
 SECURITIES - 94.67%                                 $340,071,010
 (Cost: $321,155,881)

SHORT-TERM SECURITIES - 5.96%
Repurchase Agreement
 J.P. Morgan Securities Inc., 1.78% Repurchase
   Agreement dated 9-30-02 to be
   repurchased at $21,393,058 on 10-1-02(1)   21,392 $ 21,392,000
                                                     ------------
 (Cost: $21,392,000)

See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF GOVERNMENT SECURITIES FUND

     September 30, 2002

                                                            Value

TOTAL INVESTMENT SECURITIES - 100.63%                $361,463,010
 (Cost: $342,547,881)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.63%)    (2,262,199)

NET ASSETS - 100.00%                                 $359,200,811


Notes to Schedule of Investments

(1)Collateralized by $21,896,000 United States Treasury Bill, 1.78% due 12-26-02; market value and accrued interest aggregate $21,815,709.

   See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

   See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

     GOVERNMENT SECURITIES FUND
     September 30, 2002
     (In Thousands, Except for Per Share Amounts)
ASSETS
 Investment securities - at value
   (Notes 1 and 3) .................................     $361,463
 Cash  .............................................           29
 Receivables:
   Investment securities sold ......................        5,361
   Interest ........................................        3,598
   Fund shares sold ................................            1
 Prepaid registration fees  ........................           34
 Prepaid insurance premium  ........................           10
                                                         --------
    Total assets  ..................................      370,496
LIABILITIES                                              --------
 Payable for investment securities purchased  ......        9,898
 Payable to Fund shareholders  .....................        1,150
 Accrued service fee (Note 2)  .....................           57
 Accrued shareholder servicing (Note 2)  ...........           52
 Dividends payable  ................................           40
 Accrued accounting services fee (Note 2)  .........            5
 Accrued management fee (Note 2)  ..................            5
 Accrued distribution fee (Note 2)  ................            4
 Other  ............................................           84
                                                         --------
    Total liabilities  .............................       11,295
                                                         --------
      Total net assets .............................     $359,201
NET ASSETS                                               ========
 $0.01 par value capital stock:
   Capital stock ...................................     $    619
   Additional paid-in capital ......................      341,712
 Accumulated undistributed income (loss):
   Accumulated undistributed net realized loss on
    investment transactions  .......................       (2,045)
   Net unrealized appreciation in value of
    investments  ...................................       18,915
    Net assets applicable to outstanding units           --------
      of capital ...................................     $359,201
Net asset value per share (net assets divided            ========
 by shares outstanding):
 Class A  ..........................................        $5.80
 Class B  ..........................................        $5.80
 Class C  ..........................................        $5.80
 Class Y  ..........................................        $5.80
Capital shares outstanding:
 Class A  ..........................................       52,171
 Class B  ..........................................        4,688
 Class C  ..........................................        3,708
 Class Y  ..........................................        1,361
Capital shares authorized ..........................    1,500,000

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

     GOVERNMENT SECURITIES FUND
     For the Fiscal Year Ended September 30, 2002
     (In Thousands)

INVESTMENT INCOME
  Interest and amortization (Note 1B)  .....................   $13,437
                                                               -------
  Expenses (Note 2):
     Investment management fee .............................     1,232
     Service fee:
       Class A  ............................................       469
       Class B  ............................................        39
       Class C  ............................................        36
     Shareholder servicing:
       Class A  ............................................       422
       Class B  ............................................        47
       Class C  ............................................        37
       Class Y  ............................................        13
     Distribution fee:
       Class A  ............................................        28
       Class B  ............................................       117
       Class C  ............................................       108
     Registration fees .....................................        84
     Accounting services fee ...............................        56
     Custodian fees ........................................        18
     Audit fees ............................................        11
     Legal fees ............................................         5
     Other .................................................        77
                                                               -------
       Total expenses  .....................................     2,799
                                                               -------
          Net investment income ............................    10,638
                                                               -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTES 1 AND 3)
  Realized net loss on investments  ........................       (59)
  Unrealized appreciation in value of investments
     during the period .....................................    10,595
                                                               -------
     Net gain on investments ...............................    10,536
                                                               -------
       Net increase in net assets resulting from
          operations .......................................   $21,174
                                                               =======

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

     GOVERNMENT SECURITIES FUND
     (In Thousands)

                                              For the fiscal year
                                              ended September 30,
                                             ---------------------
                                                  2002     2001
                                              --------- ---------
INCREASE IN NET ASSETS
  Operations:
     Net investment income ..................   $10,638  $  7,502
     Realized net loss on investments .......       (59)     (116)
     Unrealized appreciation ................    10,595     9,298
                                               --------  --------
       Net increase in net assets
          resulting from operations .........    21,174    16,684
                                               --------  --------
  Dividends to shareholders from
     net investment income (Note 1D):(1)
     Class A ................................    (9,174)   (7,017)
     Class B ................................      (550)     (170)
     Class C ................................      (516)     (127)
     Class Y ................................      (398)     (188)
                                               --------  --------
          ...................................   (10,638)   (7,502)
                                               --------  --------
  Capital share transactions
     (Note 5) ...............................   162,924    57,492
                                               --------  --------
     Total increase .........................   173,460    66,674
NET ASSETS
  Beginning of period  ......................   185,741   119,067
                                               --------  --------
  End of period  ............................  $359,201  $185,741
                                               ========  ========
     Undistributed net investment
       income  ..............................  $    ---  $    ---
                                               ========  ========

(1)See "Financial Highlights" on pages 16 - 19.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     GOVERNMENT SECURITIES FUND
     Class A Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                           For the fiscal  For the
                              year ended    fiscal    For the fiscal
                            September 30,   period year ended March 31,
                          ----------------   ended------------------------
                               2002   2001 9-30-00   2000    1999   1998
                            -------------- ------- ------  ------ ------
Net asset value,
 beginning of
 period  ...........          $5.63  $5.27   $5.22  $5.43   $5.46  $5.19
                             ------ ------  ------ ------  ------ ------
Income (loss) from investment
 operations:
 Net investment
   income ..........           0.25   0.29    0.15   0.31    0.32   0.33
 Net realized and
   unrealized gain
   (loss) on
   investments .....           0.17   0.36    0.05  (0.21)  (0.03)  0.27
                              -----  -----   ----- ------  ------ ------
Total from investment
 operations  .......           0.42   0.65    0.20   0.10    0.29   0.60
                              -----  -----   ----- ------  ------ ------
Less dividends declared
 from net investment
 income  ...........          (0.25) (0.29)  (0.15) (0.31)  (0.32) (0.33)
                              -----  -----   ----- ------  ------ ------
Net asset value,
 end of period  ....          $5.80  $5.63   $5.27  $5.22   $5.43  $5.46
                              =====  =====   =====  =====   =====  =====
Total return(1) ....           7.72% 12.68%   3.97%  1.82%   5.44% 11.84%
Net assets, end
 of period (in
 millions)  ........           $303   $168    $114   $117    $134   $131
Ratio of expenses
 to average net
 assets  ...........           1.04%  1.11%   1.12%(2)1.12%  0.96%  0.89%
Ratio of net investment
 income to average
 net assets  .......           4.40%  5.32%   5.85%(2)5.77%  5.82%  6.14%
Portfolio turnover
 rate  .............          27.05% 31.72%  15.79% 26.78%  37.06% 35.18%
 (1)Total return calculated without taking into account the sales load deducted on an initial purchase.
 (2)Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     GOVERNMENT SECURITIES FUND
     Class B Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                                          For the
                                    For the fiscalFor the  period
                                     year ended    fiscal    from
                                    September 30,  period10-4-99(1)
                                    --------------  ended through
                                     2002   2001  9-30-00 3-31-00
                                   ------- -------------- -------
Net asset value,
 beginning of period                 $5.63   $5.27  $5.22   $5.25
                                     -----   -----  -----   -----
Income (loss) from investment
 operations:
 Net investment
   income ..........                  0.20    0.24   0.13    0.13
 Net realized and
   unrealized gain (loss)
   on investments ..                  0.17    0.36   0.05   (0.03)
                                     -----   -----  -----   -----
Total from investment
 operations  .......                  0.37    0.60   0.18    0.10
                                     -----   -----  -----   -----
Less dividends declared
 from net investment
 income  ...........                 (0.20)  (0.24) (0.13)  (0.13)
                                     -----   -----  -----   -----
Net asset value,
 end of period  ....                 $5.80   $5.63  $5.27   $5.22
                                     =====   =====  =====   =====
Total return .......                  6.79%  11.70%  3.56%   1.88%
Net assets, end of
 period (in millions)                  $27      $9     $2      $1
Ratio of expenses
 to average
 net assets  .......                  1.90%   1.98%  1.92%(2)1.85%(2)
Ratio of net investment
 income to average
 net assets  .......                  3.51%   4.33%  5.04%(2)5.19%(2)
Portfolio turnover
 rate  .............                 27.05%  31.72% 15.79%  26.78%(2)

 (1)Commencement of operations of the class.
 (2)Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     GOVERNMENT SECURITIES FUND
     Class C Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                                          For the
                                    For the fiscalFor the  period
                                     year ended    fiscal    from
                                    September 30,  period10-8-99(1)
                                    --------------  ended through
                                     2002   2001  9-30-00 3-31-00
                                   ------- -------------- -------
Net asset value,
 beginning of period                 $5.63   $5.27  $5.22   $5.23
                                     -----   -----  -----   -----
Income (loss) from investment
 operations:
 Net investment
   income ..........                  0.20    0.25   0.13    0.12
 Net realized and
   unrealized gain (loss)
   on investments ..                  0.17    0.36   0.05   (0.01)
                                     -----   -----  -----   -----
Total from investment
 operations  .......                  0.37    0.61   0.18    0.11
                                     -----   -----  -----   -----
Less dividends declared
 from net investment
 income  ...........                 (0.20)  (0.25) (0.13)  (0.12)
                                     -----   -----  -----   -----
Net asset value,
 end of period  ....                 $5.80   $5.63  $5.27   $5.22
                                     =====   =====  =====   =====
Total return .......                  6.86%  11.79%  3.48%   2.08%
Net assets, end of
 period (000
 omitted)  .........               $21,505  $6,273   $714    $269
Ratio of expenses
 to average net
 assets  ...........                  1.85%   1.85%  2.06%(2)2.07%(2)
Ratio of net investment
 income to average
 net assets  .......                  3.58%   4.47%  4.90%(2)4.98%(2)
Portfolio turnover
 rate  .............                 27.05%  31.72% 15.79%  26.78%(2)

 (1)Commencement of operations of the class.
 (2)Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     GOVERNMENT SECURITIES FUND
     Class Y Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:


                           For the fiscal  For the
                              year ended    fiscal    For the fiscal
                            September 30,   period year ended March 31,
                          ----------------   ended------------------------
                               2002   2001 9-30-00   2000    1999   1998
                            -------------- ------- ------  ------ ------
Net asset value,
 beginning of period          $5.63  $5.27   $5.22  $5.43   $5.46  $5.19
                             ------ ------  ------ ------  ------ ------
Income (loss) from investment
 operations:
 Net investment
   income ..........           0.26   0.31    0.16   0.33    0.33   0.34
 Net realized and
   unrealized gain
   (loss) on
   investments .....           0.17   0.36    0.05  (0.21)  (0.03)  0.27
                             ------ ------  ------ ------  ------ ------
Total from investment
 operations  .......           0.43   0.67    0.21   0.12    0.30   0.61
                             ------ ------  ------ ------  ------ ------
Less dividends declared
 from net investment
 income  ...........          (0.26) (0.31)  (0.16) (0.33)  (0.33) (0.34)
                             ------ ------  ------ ------  ------ ------
Net asset value,
 end of period  ....          $5.80  $5.63   $5.27  $5.22   $5.43  $5.46
                             ====== ======  ====== ======  ====== ======
Total return .......           8.03% 13.04%   4.16%  2.20%   5.71% 12.02%
Net assets, end of
 period (in
 millions)  ........             $8     $3      $3     $2      $2     $2
Ratio of expenses
 to average net
 assets  ...........           0.74%  0.79%   0.77%(1)0.75%  0.68%  0.66%
Ratio of net
 investment income
 to average net
 assets  ...........           4.69%  5.64%   6.20%(1)6.15%  6.10%  6.37%
Portfolio
 turnover rate  ....          27.05% 31.72%  15.79% 26.78%  37.06% 35.18%

 (1)Annualized.

See Notes to Financial Statements.

MANAGER'S DISCUSSION

-----------------------------------------------------------------
     September 30, 2002


Welcome to the Waddell & Reed Advisors Limited-Term Bond Fund, which began operations on September 3, 2002. This Fund offers a quality, lower-risk investment that provides another way for investors to diversify the fixed-income portion of their portfolios.

We feel that the Fund may be especially appropriate for many investors, given our recently challenging economic environment. During periods of very low short-term interest rates and a steep, upwardly sloping yield curve, such as we have currently, bonds with a shorter term to maturity can be attractive. They may offer a higher yield than money market funds, and offer less chance of negative returns than longer-term bond funds, should interest rates happen to rise.

The Fund typically will hold short- to intermediate-term bonds, or those with maturities that run from one to five years. As such, it is designed for those investors who want some exposure to the fixed income market, but do not want to assume the possible risks or volatility that may come with longer-term bond funds. Generally, the Fund will invest in debt securities of investment grade, including corporate bonds, mortgage-backed securities and securities issued or guaranteed by the U.S. government. Dividends, declared daily, will be paid monthly.

As you review this report, we urge you to keep in mind that, while the market may decline in the face of economic uncertainty and geopolitical events, it has historically rebounded over the intermediate or long term. Going forward, we believe the Fund can be a positive addition to a diversified investment portfolio, potentially helping investors to better weather a variety of economic climates.

Thank you for your interest and investment in the Fund.

Sincerely,
W. Patrick Sterner, CFA
Manager
Waddell & Reed Advisors
Limited-Term Bond Fund

SHAREHOLDER SUMMARY OF LIMITED-TERM BOND FUND

-------------------------------------------------------------
Limited-Term Bond Fund

GOAL
To seek a high level of current income consistent with preservation of capital.

Strategy
Invests primarily in investment-grade securities of U.S. issuers, including U.S. government securities, corporate debt securities, collateralized mortgage obligations and other asset-backed securities. The Fund maintains a dollar-weighted average maturity of not less than one year and not more than five years.

Founded
2002

Scheduled Dividend Frequency
Declared daily, paid monthly

Performance Summary - Class A Shares
           Per Share Data
For the Fiscal Period Ended September 30, 2002
----------------------------------------------
Dividends paid                   $0.01
                                 =====
Net asset value on
   9-30-02                      $10.05
   9-03-02                       10.00
                                ------
Change per share                 $0.05
                                ======

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF LIMITED-TERM BOND FUND

-------------------------------------------------------------
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------    ------------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 9-30-02      ---          ---             ---           ---
 5-year period
  ended 9-30-02      ---          ---             ---           ---
10-year period/
  ended 9-30-02      ---          ---             ---           ---
Cumulative return since inception
  of Class (F)      -3.67%       0.61%          -4.45%         0.55%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 4.25% sales load on the initial purchase in the period.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of the period.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(F)9-3-02 for Class A shares and Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return (A)
                          Class C            Class Y(D)
                  -----------------------
                      With      Without
Period              CDSC(B)      CDSC(C)
------            ----------   ----------    -----------
1-year period
  ended 9-30-02      ---          ---             ---
 5-year period
  ended 9-30-02      ---          ---             ---
10-year period
  ended 9-30-02      ---          ---             ---
Cumulative return since inception
  of Class (E)      -0.45%       0.55%           0.63%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment.
(C)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(D)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(E) 9-3-02 for Class C shares and Class Y shares (the date on which shares were first acquired by shareholders).

Please remember that this is a very new fund and thus has an extremely limited amount of historical performance. The performance results reported above may not be an accurate indication of how the fund will perform over a more extended time period.

SHAREHOLDER SUMMARY OF LIMITED-TERM BOND FUND

-------------------------------------------------------------
Portfolio Highlights

On September 30, 2002, Waddell & Reed Advisors Limited-Term Bond Fund had net assets totaling $11,121,736 invested in a diversified portfolio of:

   84.82% Bonds
   15.18% Cash and Cash Equivalents

As a shareholder of Waddell & Reed Advisors Limited-Term Bond Fund, for every $100 you had invested on September 30, 2002, your Fund owned:

  $54.76Corporate Bonds
   30.06U.S. Government Securities
   15.18Cash and Cash Equivalents

THE INVESTMENTS OF LIMITED-TERM BOND FUND

     September 30, 2002

                                           Principal
                                           Amount in
                                           Thousands        Value
CORPORATE DEBT SECURITIES
Aircraft - 3.95%
 Lockheed Martin Corporation,
   7.25%, 5-15-06 ........................      $200  $   226,146
 Raytheon Company,
   6.5%, 7-15-05 .........................       200      213,328
                                                      -----------
                                                          439,474
                                                      -----------

Banks - 5.59%
 First Union Corporation,
   6.875%, 9-15-05 .......................       277      310,603
 Union Planters Corporation,
   6.25%, 11-1-03 ........................       300      311,443
                                                      -----------
                                                          622,046
                                                      -----------

Finance Companies - 4.60%
 General Motors Acceptance Corporation,
   6.38%, 1-30-04 ........................       200      205,040
 John Deere Capital Corporation,
   5.9%, 4-8-03 ..........................       300      306,023
                                                      -----------
                                                          511,063
                                                      -----------

Food and Related - 2.59%
 Kellogg Company,
   4.875%, 10-15-05 ......................       275      288,496
                                                      -----------

Household -- General Products - 4.10%
 CPC International Inc.,
   6.15%, 1-15-06 ........................       220      242,909
 Procter & Gamble Company (The),
   8.0%, 11-15-03 ........................       200      212,822
                                                      -----------
                                                          455,731
                                                      -----------

Insurance -- Life - 2.48%
 American General Finance Corporation,
   7.25%, 5-15-05 ........................       250      275,759
                                                      -----------

See Notes to Schedule of Investments on page 27.

THE INVESTMENTS OF LIMITED-TERM BOND FUND

     September 30, 2002

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Insurance -- Property and Casualty - 2.99%
 Lincoln National Corporation,
   7.25%, 5-15-05 ........................      $300  $   332,724
                                                      -----------

Multiple Industry - 10.18%
 Ford Motor Credit Company,
   6.7%, 7-16-04 .........................       200      200,962
 General Electric Capital Corporation,
   7.25%, 2-1-05 .........................       302      333,745
 Honeywell International Inc.,
   6.875%, 10-3-05 .......................       200      219,811
 Household Finance Corporation,
   6.5%, 1-24-06 .........................       200      201,720
 National Rural Utilities Cooperative
   Finance Corporation,
   6.0%, 1-15-04 .........................       170      176,221
                                                      -----------
                                                        1,132,459
                                                      -----------

Petroleum -- International - 1.89%
 Conoco Inc.,
   5.9%, 4-15-04 .........................       200      209,889
                                                      -----------

Railroad - 5.08%
 CSX Corporation,
   5.85%, 12-1-03 ........................       340      354,183
 Union Pacific Corporation,
   5.84%, 5-25-04 ........................       200      210,766
                                                      -----------
                                                          564,949
                                                      -----------

Retail -- Food Stores - 2.90%
 Safeway Inc.,
   7.25%, 9-15-04 ........................       300      322,603
                                                      -----------

See Notes to Schedule of Investments on page 27.

THE INVESTMENTS OF LIMITED-TERM BOND FUND

     September 30, 2002

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Security and Commodity Brokers - 1.84%
 CIT Group, Inc. (The),
   7.375%, 3-15-03 .......................      $200  $   204,138
                                                      -----------

Trucking and Shipping - 2.22%
 WMX Technologies, Inc.,
   7.0%, 5-15-05 .........................       235      247,071
                                                      -----------

Utilities -- Electric - 4.35%
 FPL Group Capital Inc,
   6.875%, 6-1-04 ........................       250      264,988
 Wisconsin Energy Corporation,
   5.875%, 4-1-06 ........................       200      218,462
                                                      -----------
                                                          483,450
                                                      -----------

TOTAL CORPORATE DEBT SECURITIES - 54.76%              $ 6,089,852
 (Cost: $6,051,180)

UNITED STATES GOVERNMENT SECURITIES
Agency Obligations - 10.07%
 Federal Home Loan Bank:
   6.03%, 11-21-02 .......................       200      201,221
   5.59%, 1-13-03 ........................       250      252,800
   4.5%, 7-7-03 ..........................       250      255,594
   5.2%, 10-23-03 ........................       200      207,511
 Federal Home Loan Mortgage Corporation,
   4.0%, 11-9-04 .........................       200      202,497
                                                      -----------
Total Agency Obligations                                1,119,623
                                                      -----------

Mortgage-Backed Obligations - 14.47%
 Federal Home Loan Mortgage Corporation Fixed Rate
   Participation Certificates,
   6.0%, 4-1-17 ..........................       210      218,503

See Notes to Schedule of Investments on page 27.

THE INVESTMENTS OF LIMITED-TERM BOND FUND

     September 30, 2002

                                           Principal
                                           Amount in
                                           Thousands        Value

UNITED STATES GOVERNMENT SECURITIES (Continued)
Mortgage-Backed Obligations (Continued)
 Federal National Mortgage Association Fixed Rate
   Pass-Through Certificates:
   6.0%, 6-1-16 ..........................      $215  $   222,957
   5.5%, 2-1-17 ..........................       630      649,687
   6.0%, 10-1-17 .........................       200      207,625
 Government National Mortgage Association Fixed Rate
   Pass-Through Certificates,
   5.5%, 1-15-17 .........................       300      310,500
                                                      -----------
Total Mortgage-Backed Obligations                       1,609,272
                                                      -----------

Treasury Obligations - 5.52%
 United States Treasury Note:
   4.25%, 5-31-03 ........................       300      305,555
   3.625%, 3-31-04 .......................       300      308,988
                                                      -----------
Total Treasury Obligations                                614,543
                                                      -----------

TOTAL UNITED STATES GOVERNMENT SECURITIES - 30.06%     $3,343,438
 (Cost: $3,336,459)

SHORT-TERM SECURITIES
Commercial Paper
 Chemicals - Petroleum and Inorganic - 4.23%
 du Pont (E.I.) de Nemours and Company,
    1.68487%, Master Note  ...............       471      471,000
                                                      -----------

 Food and Related - 3.15%
   General Mills, Inc.,
    1.9606%, Master Note  ................       350      350,000
                                                      -----------

Total Commercial Paper - 7.38%                            821,000

Repurchase Agreement - 14.33%
 J.P. Morgan Securities Inc., 1.78% Repurchase
   Agreement dated 9-30-02, to be
   repurchased at $1,594,079 on 10-1-02(1)     1,594    1,594,000
                                                      -----------

See Notes to Schedule of Investments on page 27.

THE INVESTMENTS OF LIMITED-TERM BOND FUND

     September 30, 2002

                                                            Value

TOTAL SHORT-TERM SECURITIES - 21.71%                  $ 2,415,000
 (Cost: $2,415,000)

TOTAL INVESTMENT SECURITIES - 106.53%                 $11,848,290
 (Cost: $11,802,639)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (6.53%)      (726,554)

NET ASSETS - 100.00%                                  $11,121,736


Notes to Schedule of Investments

(1)Collateralized by $1,632,000 United States Treasury Bill, 1.78% due 12-26-02 market value and accrued interest aggregate $1,626,016.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

     LIMITED-TERM BOND FUND
     September 30, 2002
     (In Thousands, Except for Per Share Amounts)
ASSETS
 Investment securities - at value
   (Notes 1 and 3) .................................      $11,848
 Cash  .............................................            1
 Receivables:
   Fund shares sold ................................          901
   Interest ........................................          136
 Prepaid registration fees  ........................           58
                                                         --------
    Total assets  ..................................       12,944
LIABILITIES                                              --------
 Payable for investment securities purchased  ......        1,795
 Payable to Fund shareholders  .....................            3
 Accrued shareholder servicing (Note 2)  ...........            1
 Dividends payable  ................................            1
 Other  ............................................           22
                                                         --------
    Total liabilities  .............................        1,822
                                                         --------
      Total net assets .............................      $11,122
NET ASSETS                                               ========
 $0.01 par value capital stock:
   Capital stock ...................................      $    11
   Additional paid-in capital ......................       11,066
 Accumulated undistributed income (loss):
   Accumulated undistributed net realized loss on
    investment transactions  .......................           (1)
   Net unrealized appreciation in value of
    investments  ...................................           46
    Net assets applicable to outstanding units           --------
      of capital ...................................      $11,122
                                                         ========
Net asset value per share (net assets divided
 by shares outstanding):
 Class A  ..........................................       $10.05
 Class B  ..........................................       $10.05
 Class C  ..........................................       $10.05
 Class Y  ..........................................       $10.05
Capital shares outstanding:
 Class A  ..........................................          418
 Class B  ..........................................           31
 Class C  ..........................................            7
 Class Y  ..........................................          651
Capital shares authorized ..........................    1,500,000

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

     LIMITED-TERM BOND FUND
     For the Fiscal Period Ended September 30, 2002
     (In Thousands)

INVESTMENT INCOME
  Interest and amortization (Note 1B)  .....................       $16
                                                               -------
  Expenses (Note 2):
     Registration fees .....................................         4
     Investment management fee .............................         3
     Service fee:
       Class A  ............................................       ---*
       Class B  ............................................       ---*
       Class C  ............................................       ---*
     Shareholder servicing:
       Class A  ............................................       ---*
       Class B  ............................................       ---*
       Class C  ............................................       ---*
       Class Y  ............................................         1
     Distribution fee:
       Class A  ............................................       ---*
       Class B  ............................................       ---*
       Class C  ............................................       ---*
     Other .................................................         1
                                                               -------
     Total .................................................         9
       Less expenses in excess of voluntary waiver of
          investment management fee (Note 2) ...............        (3)
                                                               -------
          Total expenses ...................................         6
                                                               -------
            Net investment income ..........................        10
                                                               -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTES 1 AND 3)
  Realized net loss on investments  ........................        (1)
  Unrealized appreciation in value of investments
     during the period .....................................        46
                                                               -------
     Net gain on investments ...............................        45
                                                               -------
       Net increase in net assets resulting from
          operations .......................................       $55
                                                               =======
*Not shown due to rounding.

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

     LIMITED-TERM BOND FUND
     For the Fiscal Period Ended September 30, 2002
     (In Thousands)

INCREASE (DECREASE) IN NET ASSETS
  Operations:
     Net investment income ..................    $   10
     Realized net loss on investments .......        (1)
     Unrealized appreciation ................        46
                                                -------
       Net increase in net assets
          resulting from operations .........        55
                                                -------
  Dividends to shareholders from
     net investment income (Note 1D):(1)
     Class A ................................        (2)
     Class B ................................       ---*
     Class C ................................       ---*
     Class Y ................................        (8)
                                                -------
                                                    (10)
                                                -------
  Capital share transactions
     (Note 5) ...............................    11,077
                                                -------
     Total increase .........................    11,122
NET ASSETS
  Beginning of period  ......................       ---
                                                -------
  End of period  ............................   $11,122
                                                =======
     Undistributed net investment
       income                                   $   ---
                                                =======

  *Not shown due to rounding.
 (1)See "Financial Highlights" on pages 31 - 34.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     LIMITED-TERM BOND FUND
     Class A Shares
     For a Share of Capital Stock Outstanding Throughout the Period:

                                   For the
                                    period
                                      from
                                  9/3/02(1)
                                   through
                                   9/30/02
                                   -------
Net asset value,
 beginning of
 period  ...........                 $10.00
                                     ------
Income from investment
 operations:
 Net investment
   income ..........                   0.01
 Net realized and
   unrealized gain
   on investments ..                   0.05
                                     ------
Total from investment
 operations  .......                   0.06
                                     ------
Less dividends declared
 from net investment
 income  ...........                  (0.01)
                                     ------
Net asset value,
 end of period  ....                 $10.05
                                     ======
Total return(2) ....                   0.61%
Net assets, end
 of period (in
 millions)  ........                    $4
Ratio of expenses
 to average net
 assets including
 voluntary expense waiver              0.09%(3)
Ratio of net investment
 income to average net
 assets including
 voluntary expense waiver              0.13%(3)
Ratio of expenses
 to average net
 assets excluding
 voluntary expense waiver              0.59%(3)
Ratio of net investment
 loss to average
 net assets excluding
 voluntary expense waiver             -0.37%(3)
Portfolio turnover
 rate  .............                   2.60%
 (1)Commencement of operations of the class.
 (2)Total return calculated without taking into account the sales load deducted on an initial purchase.
 (3)Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     LIMITED-TERM BOND FUND
     Class B Shares
     For a Share of Capital Stock Outstanding Throughout the Period:

                                   For the
                                    period
                                      from
                                  9/3/02(1)
                                   through
                                   9/30/02
                                   -------
Net asset value,
 beginning of
 period  ...........                 $10.00
                                     ------
Income from investment
 operations:
 Net investment
   income ..........                   0.01
 Net realized and
   unrealized gain
   on investments ..                   0.05
                                     ------
Total from investment
 operations  .......                   0.06
                                     ------
Less dividends declared
 from net investment
 income  ...........                  (0.01)
                                     ------
Net asset value,
 end of period  ....                 $10.05
                                     ======
Total return .......                   0.55%
Net assets, end
 of period (000's
 omitted)  .........                  $309
Ratio of expenses
 to average net
 assets including
 voluntary expense waiver              0.15%(2)
Ratio of net investment
 income to average net
 assets including
 voluntary expense waiver              0.07%(2)
Ratio of expenses
 to average net
 assets excluding
 voluntary expense waiver              0.65%(2)
Ratio of net investment
 loss to average
 net assets excluding
 voluntary expense waiver             -0.43%(2)
Portfolio turnover
 rate  .............                   2.60%

 (1)Commencement of operations of the class.
 (2)Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     LIMITED-TERM BOND FUND
     Class C Shares
     For a Share of Capital Stock Outstanding Throughout the Period:

                                   For the
                                    period
                                      from
                                  9/3/02(1)
                                   through
                                   9/30/02
                                   -------
Net asset value,
 beginning of
 period  ...........                 $10.00
                                     ------
Income from investment
 operations:
 Net investment
   income ..........                   0.01
 Net realized and
   unrealized gain
   on investments ..                   0.05
                                     ------
Total from investment
 operations  .......                   0.06
                                     ------
Less dividends declared
 from net investment
 income  ...........                  (0.01)
                                     ------
Net asset value,
 end of period  ....                 $10.05
                                     ======
Total return .......                   0.55%
Net assets, end
 of period (000's
 omitted)  .........                   $66
Ratio of expenses
 to average net
 assets including
 voluntary expense waiver              0.15%(2)
Ratio of net investment
 income to average net
 assets including
 voluntary expense waiver              0.07%(2)
Ratio of expenses
 to average net
 assets excluding
 voluntary expense waiver              0.65%(2)
Ratio of net investment
 loss to average
 net assets excluding
 voluntary expense waiver             -0.43%(2)
Portfolio turnover
 rate  .............                   2.60%

 (1)Commencement of operations of the class.
 (2)Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     LIMITED-TERM BOND FUND
     Class Y Shares
     For a Share of Capital Stock Outstanding Throughout the Period:

                                   For the
                                    period
                                      from
                                  9/3/02(1)
                                   through
                                   9/30/02
                                   -------
Net asset value,
 beginning of
 period  ...........                 $10.00
                                     ------
Income from investment
 operations:
 Net investment
   income ..........                   0.01
 Net realized and
   unrealized gain
   on investments ..                   0.05
                                     ------
Total from investment
 operations  .......                   0.06
                                     ------
Less dividends declared
 from net investment
 income  ...........                  (0.01)
                                     ------
Net asset value,
 end of period  ....                 $10.05
                                     ======
Total return .......                   0.63%
Net assets, end
 of period (in
 millions)  ........                    $7
Ratio of expenses
 to average net
 assets including
 voluntary expense waiver              0.07%(2)
Ratio of net investment
 income to average net
 assets including
 voluntary expense waiver              0.13%(2)
Ratio of expenses
 to average net
 assets excluding
 voluntary expense waiver              0.57%(2)
Ratio of net investment
 loss to average
 net assets excluding
 voluntary expense waiver             -0.37%(2)
Portfolio turnover
 rate  .............                   2.60%

 (1)Commencement of operations of the class.
 (2)Annualized.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

     September 30, 2002

NOTE 1 -- Significant Accounting Policies

Waddell & Reed Advisors Fixed Income Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Corporation issues two series of capital shares; each series represents ownership of a separate mutual fund. The assets belonging to each Fund are held separately by the custodian. The capital shares of each Fund represent a pro rata beneficial interest in the principal, net income and realized and unrealized capital gains or losses of its respective investments and other assets. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Government debt securities are valued using a pricing system provided by a pricing service or dealer in bonds.
     Restricted securities and securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Corporation's Board of Directors. Other securities are valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported, the average of the latest bid and asked prices. Short-term debt securities are valued at amortized cost, which approximates market value.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Interest income is recorded on the accrual basis and includes differences between cost and face amount on principal reductions of securities. See Note 3 -- Investment Security Transactions.

C. Federal income taxes -- It is the Corporation's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Corporation intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions - For each Fund, all of that Fund's net investment income is declared and recorded by the Fund as dividends payable on each day to shareholders of record as of the close of the preceding business day. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, net operating losses and expiring capital loss carryovers. At September 30, 2002, Government Securities Fund reclassified $515,421 between additional paid-in capital and accumulated undistributed net realized gain (loss) on investment transactions. Net investment income, undistributed net investment income and net assets were not affected by this change.

E.   Repurchase agreements -- Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, remains at least equal to the value of the loan, including accrued interest thereon. The collateral for the repurchase agreement is held by the Corporation's custodian bank.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of Waddell & Reed, Inc. ("W&R"), serves as the Corporation's investment manager. The Corporation pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by each Fund at the following annual rates:

                                                            Annual
Fund                     Net Asset Breakpoints              Rate
---------------------------------------------------------------------
  Government Securities   Up to $500 Million                .500%
  Fund                    Over $500 Million up to
                            $1 Billion                      .450%
                          Over $1 Billion up to
                            $1.5 Billion                    .400%
                          Over $1.5 Billion                 .350%

  Limited-Term            Up to $500 Million                .500%
  Bond Fund               Over $500 Million up to
                            $1 Billion                      .450%
                          Over $1 Billion up to
                            $1.5 Billion                    .400%
                          Over $1.5 Billion                 .350%

The Corporation accrues and pays this fee daily. The Fund also reimburses WRIMCO for certain expenses, including additional Fund-related security costs incurred by WRIMCO as a result of the September 11, 2001 terrorist activities. The amount reimbursed represents the Fund's share of the incremental cost of using private transportation for WRIMCO's personnel in lieu of commercial transportation and also certain security-related personnel and facilities costs.

The Corporation has an Accounting Services Agreement with Waddell & Reed Services Company ("WRSCO"), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing bookkeeping and accounting services and assistance to the Corporation, including maintenance of each Fund's records, pricing of each Fund's shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. For these services, each of the two Funds pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                   Accounting Services Fee

                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 11,000
           From $   25 to $   50          $ 22,000
           From $   50 to $  100          $ 33,000
           From $  100 to $  200          $ 44,000
           From $  200 to $  350          $ 55,000
           From $  350 to $  550          $ 66,000
           From $  550 to $  750          $ 77,000
           From $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

In addition, for each class of shares in excess of one, each Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

For Class A, Class B and Class C shares, the Corporation pays WRSCO a per
account charge for shareholder servicing.   The monthly fee is as follows:
Government Securities Fund - $1.6958 for each shareholder account which was in existence at any time during the prior month and, for Class A shares, $.75 for each shareholder check drawn on the checking account of the Fund; Limited-Term Bond Fund - $1.6958. Prior to December 1, 2001, the shareholder servicing charge for Waddell and Reed Government Securities Fund was $1.6125 per account, paid monthly. With respect to Class Y shares, the Corporation pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Corporation also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Corporation's shares, W&R receives gross sales commissions (which are not an expense of the Corporation) for Class A shares. A contingent deferred sales charge ("CDSC") may be assessed against a shareholder's redemption amount of Class B and Class C shares and is paid to W&R. During the period ended September 30, 2002, W&R received the following amounts in gross sales commissions and deferred sales charges.

                                                       CDSC
                                   Gross Sales    -----------------
                                   Commissions    Class B   Class C
     Government Securities
       Fund                        $1,520,912    $32,582    $5,942
     Limited-Term Bond Fund            22,211        ---       ---

With respect to Class A, Class B and Class C shares, W&R pays sales commissions and all expenses in connection with the sale of the Corporation's shares, except for registration fees and related expenses. During the period ended September 30, 2002, W&R paid the following amounts: Government Securities Fund - $1,240,196 and Limited-Term Bond Fund - $16,313.

Under a Distribution and Service Plan for Class A shares adopted by the Corporation pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Corporation for Class B and Class C shares, respectively, each Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

Government Securities Fund paid Directors' fees of $9,615, which are included in other expenses. Limited-Term Bond Fund paid no Directors' fees.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

Investment securities transactions for the period ended September 30, 2002 are summarized as follows:

                           Government       Limited-
                           Securities      Term Bond
                                 Fund           Fund
                          -----------   ------------
Purchases of investment
 securities, excluding
 short-term and U.S.
 Government securities $          ---    $ 5,754,018
Purchases of U.S. Government
 securities               232,306,880      2,323,050
Purchases of short-term
 securities             5,886,564,000     40,378,642
Proceeds from maturities
 and sales of investment
 securities, excluding
 short-term and U.S.
 Government securities            ---        205,882
Proceeds from U.S. Government
 securities                61,710,872            ---
Proceeds from maturities and sales
 of short-term securities5,890,053,000    36,438,000

For Federal income tax purposes, cost of investments owned at September 30, 2002 and the related appreciation (depreciation) were as follows:

                                                      Aggregate
                                                   Appreciation
                       CostAppreciationDepreciation(Depreciation)
               -------------------------------------------------
Government
 Securities Fund$342,804,894$ 18,658,116       $--- $18,658,116
Limited-Term
 Bond Fund       11,802,639      48,056       2,405      45,651

NOTE 4 -- Federal Income Tax Matters

For Federal income tax purposes, the Funds' distributed and undistributed earnings and profit for the fiscal year ended September 30, 2002 and the related capital loss carryover and post-October activity were as follows:

                                   Government   Limited-

                                   Securities  Term Bond
                                         Fund       Fund
                                 ------------------------
Net ordinary income ..............$10,639,035     $10,077
Distributed ordinary income .......10,066,606       9,546
Undistributed ordinary income .........46,936         531

Realized long-term capital gains .........---         ---
Distributed long-term capital gains ......---         ---
Undistributed long-term capital gains ....---         ---

Capital loss carryover ...............116,880         550

Post-October losses deferred ..........58,094         ---

Internal Revenue Code regulations permit each Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses").

Capital loss carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by fiscal year in which the capital loss carryovers will expire if not utilized.

                      Government     Limited-
                      Securities    Term Bond
                            Fund         Fund
                       ---------     --------
September 30, 2003 ...$  343,196         $---
September 30, 2004 ......690,258          ---
September 30, 2007 ......467,822          ---
September 30, 2008 ......116,063          ---
September 30, 2010 ......116,880          550
                      ----------         ----
Total carryover       $1,734,219         $550
                      ==========         ====
NOTE 5 -- Multiclass Operations

Each Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock for the fiscal period ended September 30, 2002 are summarized below.  Amounts are in thousands.

                       Government     Limited-
                       Securities    Term Bond
                             Fund         Fund
                       ------------  ------------
Shares issued from sale
 of shares:
 Class A  ............       36,410           418
 Class B  ............        4,103            31
 Class C  ............        4,920             7
 Class Y  ............        2,371           657
Shares issued from
 reinvestment of dividends:
 Class A  ............        1,535          ---*
 Class B  ............           93          ---*
 Class C  ............           88          ---*
 Class Y  ............           69             1
Shares redeemed:
 Class A  ............      (15,653)          ---*
 Class B  ............       (1,046)          ---
 Class C  ............       (2,415)          ---*
 Class Y  ............       (1,562)           (7)
        ..............         -----         -----
Increase in outstanding
 capital shares  .....       28,913         1,107
                             ======         =====
Value issued from sale
 of shares:
 Class A  ............     $205,281       $ 4,189
 Class B  ............       23,081           308
 Class C  ............       27,614            65
 Class Y  ............       13,252         6,572
Value issued from
 reinvestment of dividends:
 Class A  ............        8,607             1
 Class B  ............          522           ---*
 Class C  ............          493           ---*
 Class Y  ............          389             8
Value redeemed:
 Class A  ............      (87,936)          ---*
 Class B  ............       (5,861)          ---
 Class C  ............      (13,591)          ---*
 Class Y  ............       (8,927)          (67)
                            -------       -------
Increase in
 outstanding capital       $162,924       $11,077
                            =======       =======

*Not shown due to rounding.

Transactions in capital stock for the fiscal period ended September 30, 2001 are summarized below.  Amounts are in thousands.

                       Government
                       Securities
                             Fund
                       ------------
Shares issued from sale
 of shares:
 Class A  ............       13,532
 Class B  ............        1,344
 Class C  ............        1,178
 Class Y  ............          433
Shares issued from
 reinvestment of dividends:
 Class A  ............        1,189
 Class B  ............           30
 Class C  ............           23
 Class Y  ............           26
Shares redeemed:
 Class A  ............       (6,522)
 Class B  ............         (125)
 Class C  ............         (221)
 Class Y  ............         (460)
                              -----
Increase in outstanding
 capital shares  .....       10,427
                             ======
Value issued from sale
 of shares:
 Class A  ............      $74,327
 Class B  ............        7,372
 Class C  ............        6,459
 Class Y  ............        2,373
Value issued from
 reinvestment of dividends:
 Class A  ............        6,473
 Class B  ............          162
 Class C  ............          124
 Class Y  ............          142
Value redeemed:
 Class A  ............      (35,497)
 Class B  ............         (681)
 Class C  ............       (1,204)
 Class Y  ............       (2,558)
                            -------
Increase in
 outstanding capital        $57,492
                            =======

INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Waddell & Reed Advisors Fixed Income Funds, Inc.:


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Waddell & Reed Advisors Government Securities Fund and Waddell & Reed Advisors Limited-Term Bond Fund (collectively the "Funds") comprising Waddell & Reed Advisors Fixed Income Funds, Inc., as of September 30, 2002, and the related statements of operations for the fiscal year then ended (for the fiscal period from September 3, 2002 (commencement of operations) to September 30, 2002 for Waddell & Reed Advisors Limited-Term Bond
Fund), the statements of changes in net assets for each of the two fiscal years in the period then ended (for the fiscal period from September 3, 2002 to September 30, 2002 for Waddell & Reed Advisors Limited-Term Bond Fund), and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the respective Funds comprising Waddell & Reed Advisors Fixed Income Funds, Inc. as of September 30, 2002, the results of their operations for the fiscal periods then ended, the changes in their net assets and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Kansas City, Missouri
November 8, 2002

INCOME TAX INFORMATION

     September 30, 2002

Dividends are declared and recorded by each Fund on each day the New York Stock Exchange is open for business. Dividends are paid monthly usually on the 27th of the month or on the preceding business day if the 27th is a weekend or holiday.

The dividends are not eligible for the dividend received deduction.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from each Fund.

The Board of Directors of Waddell & Reed Advisors Fixed Income Funds, Inc.

Each of the individuals listed below serves as a director for each of the portfolios within the Waddell & Reed Advisors Funds, W&R Funds, Inc., Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. for a total of 47 portfolios served. Three of the four interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The fourth interested director is a partner in a law firm that has represented W&R within the past two years.

The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO.

Disinterested Directors


James M. Concannon (54)
Washburn Law School, 1700 College, Topeka, KS 66621
Position held with Fund:  Director
Director since:  1997
Principal Occupations During Past 5 Years: Professor of Law, Washburn Law School; formerly, Dean, Washburn Law School
Other Directorships held by Director: Director, Am Vestors CBO II, Inc., a bond investment firm

John A. Dillingham (63)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1997
Principal Occupations During Past 5 Years: President and Director, JoDill Corp. and Dillingham Enterprises, Inc., both farming enterprises; formerly, Instructor at Central Missouri State University; formerly, Consultant and Director, McDougal Construction Co.
Other Directorships held by Director: Chairman, Clay Co. IDA and Kansas City Municipal Assistance Corp., both bonding authorities; Director, American Royal and Salvation Army

David P. Gardner (69)
2441 Iron Canyon Drive, Park City UT 84060
Position held with Fund:  Director
Director since:  1998
Principal Occupation During Past 5 Years: formerly, President, William and Flora Hewlett Foundation
Other Directorships held by Director: Chairman, J. Paul Getty Trust; Director, Fluor Corp., Campus Pipeline, John & Karen Huntsman Foundation and Huntsman Cancer Foundation; formerly, Chairman, George S. and Dolores Dor'e Eccles Foundation

Linda K. Graves (49)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1995
Principal Occupation During Past 5 Years:  First Lady of Kansas
Other Directorships held by Director: Chairman & Director, Community Foundation of Johnson County; Director, Greater Kansas City Community Foundation, and Friends of Cedar Crest Association; Director, American Guaranty Life Insurance Company

Joseph Harroz, Jr. (35)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1998
Principal Occupations During Past 5 Years: General Counsel of the University of Oklahoma, Cameron University and Rogers State University; Vice President of the University of Oklahoma; Adjunct Professor, University of Oklahoma Law School; Managing Member, Harroz Investments, LLC and JHJ Investments, LLC, both commercial enterprise investments
Other Directorships held by Director: Treasurer, Oklahoma Appleseed (Center for Law and Justice)

John F. Hayes (82)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1988
Principal Occupation During Past 5 Years: Chairman, Gilliland & Hayes, PA, a law firm
Other Directorships held by Director: Director, Central Bank & Trust and Central Financial Corp.; formerly, Director, Central Properties, Inc.

Glendon E. Johnson (78)

13635 Deering Bay Drive, Unit 284, Miami, FL 33158
Position held with Fund:  Director
Director since:  1971
Principal Occupations During Past 5 Years: Retired; formerly, Chief Executive Officer and Director, John Alden Financial Corp.
Other Directorships held by Director: Manager, Castle Valley Ranches LLC; Chairman, Wellness Council of America; Chairman, Bank Assurance Partners, marketing; Executive Board and Advisory Committee, Boy Scouts of America

Eleanor B. Schwartz (65)
1213 W. 95th Ct., Chartwell #4, Kansas City, MO 64114
Position held with Fund:  Director
Director since:  1995
Principal Occupations During Past 5 Years: Professor, University of Missouri at Kansas City; formerly, Chancellor, University of Missouri at Kansas City
Other Directorships held by Director:  None

Frederick Vogel III (67)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1971
Principal Occupation During Past 5 Years:  Retired
Other Directorships held by Director:  None

Interested Directors


Robert L. Hechler (65)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director; formerly, President, Principal Financial Officer; formerly, Vice President
Director since:  1998
Principal Occupations During Past 5 Years: Consultant of WDR and W&R (2001 to present); Director of WDR (1998 to present); Executive Vice President and Chief Operating Officer of WDR (1998 to 2001); Director, Principal Financial Officer and Treasurer of W&R (1981 to 2001); Chief Executive Officer and President of W&R (1993 to 2001); Director, Executive Vice President, Principal Financial Officer and Treasurer of WRIMCO (1985 to 2001); Director and Treasurer of WRSCO (1981 to 2001); President of WRSCO (1981 to 1999)
Other Directorships held by Director:  None

Henry J. Herrmann (59)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director and President; formerly, Vice President Director since: 1998; President since: 2001
Principal Occupation(s) During Past 5 Years: Director, President and Chief Investment Officer of WDR (1998 to present); Treasurer of WDR (1998 to 1999); Director of W&R (1993 to present); Director of WRIMCO (1992 to present); President and Chief Executive Officer of WRIMCO (1993 to present); Chief Investment Officer of WRIMCO (1991 to present)
Other Directorships held by Director: Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO

Frank J. Ross, Jr. (49)
Polsinelli, Shalton & Welte, P.C., 700 West 47th Street, Suite 1000, Kansas City, MO 64112
Position held with Fund:  Director
Director since:  1996
Principal Occupation During Past 5 Years: Shareholder/Director, Polsinelli, Shalton & Welte, P.C., a law firm
Other Directorships held by Director:  Director, Columbian Bank & Trust

Keith A. Tucker (57)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Chairman of the Board of Directors and Director; formerly, President
Director since:  1993; Chairman of the Board of Directors since:  1998
Principal Occupation(s) During Past 5 Years: Chairman of the Board of Directors, Director and Chief Executive Officer of WDR (1998 to present); Principal Financial Officer of WDR (1998 to 1999); Chairman of the Board of Directors and Director of W&R, WRIMCO and WRSCO (1993 to present); Vice Chairman of the Board of Directors of Torchmark Corporation (1991 to 1998); Chairman of the Board of Directors of Torchmark Distributors, Inc. (1993 to 1997)
Other Directorships held by Director:  None

Officers


Theodore W. Howard (60)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Treasurer, Principal Accounting Officer, and Principal Financial Officer
Length of Time Served: Treasurer and Principal Accounting Officer, 25 years; Vice President, 14 years; Principal Financial Officer, since 2002
Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO (2001 to present); Vice President of WRSCO (1988 to 2001)
Directorships held:  None

Kristen A. Richards (34)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund:  Vice President, Secretary and Associate General
Counsel
Length of Time Served:  2 years
Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (1998 to 2000); Compliance Officer of WRIMCO (1995 to 1998)
Directorships held:  None

Daniel C. Schulte (36)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund:  Vice President, Assistant Secretary and General
Counsel
Length of Time Served:  2 years
Principal Occupation(s) During Past 5 Years: Vice President, Secretary and General Counsel of WDR (2000 to present); Senior Vice President, Secretary and General Counsel of W&R, WRIMCO and WRSCO (2000 to present); Assistant Secretary of WDR (1998 to 2000); an attorney with Klenda, Mitchell, Austerman & Zuercher, L.L.C. (1994 to 1998)
Directorships held:  None

Michael D. Strohm (50)
6300 Lamar Avenue, Overland Park KS 66202
Position held with Fund:  Vice President
Length of Time Served:  since 2002
Principal Occupation(s) During Past 5 Years: Senior Vice President of WDR (1998 to present); Chief Operations Officer of WDR (since 2002); President, Director, Chief Executive Officer and Chief Financial Officer of W&R (since 2002); Senior Vice President of W&R (1994 to 2002); President and Director of WRSCO (1999 to present)
Directorships held:  None

James C. Cusser (53)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund:  Vice President and portfolio manager
Length of Time Served:  5 years
Principal Occupation(s) During Past 5 Years: Senior Vice President of WRIMCO (2000 to present); portfolio manager for investment companies managed by WRIMCO (1992 to present); Vice President of WRIMCO (1992 to 2000)
Directorships held:  None

W. Patrick Sterner (53)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund:  Vice President and portfolio manager
Length of Time Served:  since 2002
Principal Occupation(s) During Past 5 Years: Senior Vice President of WRIMCO (2000 to present); portfolio manager for investment companies managed by WRIMCO (1992 to present); Vice President of WRIMCO (1992 to 2000)
Directorships held:  None

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds, W&R Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. ("Waddell & Reed") are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy
At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected
In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed
While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information
Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right
If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt-out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1-888-Waddell and a Client Services Representative will assist you.

Confidentiality and Security
We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Householding Notice


If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800-532-2749.

Write to us at the address listed on the inside back cover for Waddell & Reed, Inc.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.




To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed financial advisor or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Group of Mutual Funds


Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Limited-Term Bond Fund
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.






FOR MORE INFORMATION:
Contact your financial advisor, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CLIENT SERVICES
  6300 Lamar Avenue
  P. O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888)-WADDELL
  (888)-923-3355

Our INTERNET address is:
  http://www.waddell.com

NUR1011A(9-02)

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.